UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

LHC GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A

Lafayette, LA 70503

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (337) 233-1307

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 12, 2010 (the “Effective Date”), LHC Group, Inc. (the “Company”) entered into a Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”) by and among the Company, Capital One, National Association, as a Lender and as Administrative Agent (“Capital One”) and as a lender, sole book runner and sole lead arranger, and a syndicate of financial institutions acceptable to the Company as Lenders (together with Capital One, the “Lenders”), which was filed with the Securities and Exchange Commission on a Current Report on Form 8-K on October 13, 2010. On October 29, 2010, the Company, Capital One and the Lenders entered into the First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) in order to, among other things, permit the use of proceeds of the Line of Credit (as defined in the Second Amended and Restated Credit Agreement) to be used to repurchase shares of the Company’s common stock pursuant to the Stock Repurchase Program (as defined below).

The foregoing description of the Amendment is not complete and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

On October 29, 2010, in a press release reporting the Company’s financial results for the third quarter and nine months ended September 30, 2010, the Company announced that its Board of Directors has authorized a stock repurchase program, pursuant to which the Company may repurchase shares of the Company’s common stock, par value $.01 per share, from time to time, in an amount not to exceed $50,000,000 (“Stock Repurchase Program”).

The Company anticipates that it will finance the Stock Repurchase Program with cash from general corporate funds, its Line of Credit or proceeds from potential debt. The Company may repurchase shares of common stock in open market purchases or in privately negotiated transactions in accordance with applicable securities laws, rules and regulations. The timing and extent to which the Company repurchases its shares will depend upon market conditions and other corporate considerations as may be considered by the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of October 29, 2010, by and among LHC Group, Inc., Capital One, National Association, as a lender, administrative agent, sole book runner and sole lead arranger, and a syndicate of financial institutions acceptable to LHC Group, Inc. as Lenders.

The following exhibit is furnished with this Current Report on Form 8-K:

99.1	Press Release, dated November 1, 2010, announcing the Company’s financial results for the three and nine months ended September 30, 2010 (filed as Exhibit 10.1 to the Form 8-K filed by the Company on November 1, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

By:	/s/ Peter J. Roman
Peter J. Roman
Executive Vice President and Chief Financial Officer

Date: November 2, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of October 29, 2010, by and among LHC Group, Inc., Capital One, National Association, as a lender, administrative agent, sole book runner and sole lead arranger, and a syndicate of financial institutions acceptable to LHC Group, Inc. as Lenders.

99.1	Press Release, dated November 1, 2010, announcing the Company’s financial results for the three and nine months ended September 30, 2010 (filed as Exhibit 10.1 to the Form 8-K filed by the Company on November 1, 2010).